Exhibit 10.2

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

AMENDMENT No. 4

to the

Intuitive-Luna Development and Supply Agreement dated June 11, 2007 (“Original Agreement”)

between

INTUITIVE SURGICAL, INC.

and

LUNA INNOVATIONS INCORPORATED (“Luna”)

This Amendment No. 4 is entered into by and between Intuitive Surgical Operations, Inc., a successor in interest to Intuitive Surgical, Inc. by assignment with respect to the Agreement, (“Intuitive”) and Luna on March 8, 2011, (“Amendment Date”).

BACKGROUND

A.	Intuitive Surgical, Inc. and Luna agreed to amend the Original Agreement by Amendment No. X dated May 20, 2008 to replace Exhibit 2.1 of the Original Agreement.

B.	As part of settlement of certain litigation between Luna and Hansen Medical, Inc., Intuitive and Luna agreed to amend the Agreement by Amendment dated January 12, 2010 (“Amendment No. 1”).

C.	Intuitive and Luna again agreed to amend the Agreement by Amendment No. 2 dated April 20, 2010, in regard to development work to be performed in 2010.

D.	Intuitive and Luna agreed to further amend the Agreement by Amendment No. 3 dated September 2, 2010, in regard to development work to be performed in 2010.

E.	The Original Agreement as amended by Amendments No. X, 1, 2, and 3 shall be referred to as the “Agreement”.

F.	Luna delivered upon the Third Milestone in [***] and has now also delivered upon the Fourth Milestone. The parties now wish to amend the Agreement further in respect of the specifications for the [***] and [***] Milestones and the dollar amount of the Development Work for 2011.

Intuitive and Luna agree to amend the Agreement as follows:

1.	Terms not defined in this Amendment No. 4 shall have the meaning assigned to them in the Agreement.

2.	Milestones and Luna Product Specifications (Exhibit 2.1) to the Agreement are hereby deleted in their entirety and replaced by new Milestones and Luna Product Specifications (Exhibit 2.1) attached to this Amendment No. 4.

3.	For the Development Work under this Amendment, Intuitive will pay Luna a total of [***], payable as follows:

•	[***] at the [***] of [***], and [***] on [***], and

•	[***] at the [***] of [***] and [***]. The [***] is expected to [***] by [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

4.

Credit Forgiveness. It is anticipated that the remaining credit due Intuitive from Luna under the Agreement (including Section 6.3 of Amendment No. 1) after completion of the 2011 Development Work will be about [***]. If Luna successfully completes Milestones [***] not more than [***] days late (that is not later than [***]), Intuitive will forgive [***] under the Agreement. In the event Luna [***] the [***] Milestone not more than [***] days late (that is not later than [***]), Intuitive will forgive [***] under the Agreement.

5.	Intuitive and Luna use reasonable and good faith efforts to meet in person prior to [***], to discuss any Development Work anticipated for 2012 and the budget for same.

6.	Except as specifically provided for herein, all of the terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict or inconsistency between the terms and conditions contained in this Amendment No. 4 and the Agreement, the provisions herein shall prevail.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Date.

INTUITIVE SURGICAL OPERATIONS, INC.		LUNA INNOVATIONS INCORPORATED

Sign:	/s/ David Larkin	Sign:	/s/ Dale Messick
Name:	David Larkin	Name:	Dale Messick
Title:	Managing Fellow	Title:	Interim President and COO
Date:	3/23/2011	Date:	3/29/2011

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT 2.1

MILESTONES AND LUNA PRODUCT SPECIFICATIONS

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.